Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES STRONG THIRD QUARTER RESULTS

— — —

REPORTS INCOME BEFORE TAXES AND MINORITY INTEREST OF $347.4 MILLION ON $497.0 MILLION IN NET REVENUES, EARNINGS PER SHARE OF $0.65

GREENWICH, CONN, October 23, 2008 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic market maker and broker, today reported diluted earnings per share of $0.65 for the quarter ended September 30, 2008, compared to diluted earnings per share of $0.53 for the same period in 2007.

Net revenues were $497.0 million and income before income taxes and minority interest was $347.4 million for the quarter, compared to net revenues of $445.1 million and income before income taxes of $307.9 million for the same period in 2007.

Business Highlights

•	Diluted earnings per share grew by 23% from the year ago quarter and 48% sequentially.
•	70% pre-tax margin for this quarter.
•	Market Making pre-tax income grew 16% from the year ago quarter and 40% sequentially.
•	79% Market Making pre-tax margin for this quarter.
•	Electronic Brokerage pre-tax income increased 13% from the year ago quarter and 8% sequentially.
•	47% Electronic Brokerage pre-tax margin for this quarter.
•	Cleared DARTs increased to 338,000, or 48%, from the year ago quarter.

“On the long run the brokerage business is all about risk control,” said Thomas Peterffy, our Chairman and CEO. “These days that also requires up to date technology to manage that risk. Our steady, conservative approach of dealing only in products we understand, not taking counterparty risk and utilizing our proprietary technology generates increasing profits in most environments.”

Segment Overview

Market Making

Market Making segment income before income taxes increased 16% in the quarter ended September 30, 2008 compared to the same period in 2007 and by 40% from the prior quarter. Pre-tax margin expanded to 79% in this quarter from 74% in the same quarter of 2007. High market volumes and volatility again demonstrated the benefits of our automated trading system and integrated real time risk management. Market Making options contract volume in the quarter ended September 30, 2008 increased by 10% from the same period in 2007.

Electronic Brokerage

Electronic Brokerage segment income before income taxes grew 13% in the quarter ended September 30, 2008 compared to the same period in 2007. This growth was driven by robust customer trading and a greater number of customer accounts which generated higher revenues from commissions and execution fees. Net interest income showed a slight decrease due to lower benchmark rates. Pre-tax margin was 47% for this quarter and 47% year to date. Total DARTs* for cleared and execution-only customers increased 40% to 377,000 during the three months ended September 30, 2008, compared to 270,000 during the three months ended September 30, 2007. Cleared DARTs increased by 48% to 338,000 for the three months ended September 30, 2008 compared to the same period in 2007.

*Daily average revenue trades (DARTs) are based on customer orders.

_____________________

Conference Call Information:

Interactive Brokers Group will hold a conference call with investors today, October 23, 2008, at 5:30 p.m. EDT to discuss its third quarter results. Investors who would like to listen to the conference call live should dial 877-440-5804 (U.S. domestic) and 719-325-4872 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group is an automated global electronic market maker and broker specializing in routing orders and executing and processing trades in securities, futures and foreign exchange instruments on more than 70 electronic exchanges and trading venues around the world. As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with direct access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM. Employing proprietary software on a global communications network, Interactive Brokers Group continuously integrates its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

TRADE VOLUMES:

(in 000’s, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2003	32,772		22,748		2,367		57,887		230
2004	41,506	27%	28,876	27%	2,932	24%	73,314	27%	290
2005	54,044	30%	34,800	21%	7,380	152%	96,224	31%	382
2006	66,043	22%	51,238	47%	12,828	74%	130,109	35%	518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752

3Q2007	27,203		19,092		3,878		50,173		796
3Q2008	25,045	-8%	32,840	72%	4,336	12%	62,221	24%	972

CONTRACT AND SHARE VOLUMES:

(in 000’s, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	194,358		31,034		17,038,250
2004	269,715	39%	37,748	22%	17,487,528	3%
2005	409,794	52%	44,560	18%	21,925,120	25%
2006	563,623	38%	62,419	40%	34,493,410	57%
2007	673,144	19%	83,134	33%	47,324,798	37%

3Q2007	178,906		22,330		12,805,676
3Q2008	205,470	15%	28,928	30%	14,489,937	13%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	177,459		6,638		12,578,584
2004	236,569	33%	10,511	58%	12,600,280	0%
2005	308,613	30%	11,551	10%	15,625,801	24%
2006	371,929	21%	14,818	28%	21,180,377	36%
2007	447,905	20%	14,520	-2%	24,558,314	16%

3Q2007	125,720		3,805		6,867,410
3Q2008	138,294	10%	5,581	47%	6,145,983	-11%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	16,898		24,396		4,459,667
2004	33,146	96%	27,237	12%	4,887,247	10%
2005	101,181	205%	33,009	21%	6,299,319	29%
2006	191,694	89%	47,601	44%	13,313,033	111%
2007	225,239	17%	68,614	44%	22,766,484	71%

3Q2007	53,186		18,525		5,938,266
3Q2008	67,176	26%	23,347	26%	8,343,954	41%

*Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA, CONTINUED

CONTRACT AND SHARE VOLUMES , continued:

(in 000’s, except %)

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	11,351		19,086		3,612,503
2004	16,438	45%	24,118	26%	4,339,462	20%
2005	23,456	43%	30,646	27%	5,690,308	31%
2006	32,384	38%	45,351	48%	12,492,870	120%
2007	51,586	59%	66,278	46%	20,353,584	63%

3Q2007	13,637		17,844		5,217,253
3Q2008	22,790	67%	22,892	28%	7,421,039	42%

*Includes options on futures

BROKERAGE STATISTICS

(in 000’s, except % and where noted)

	3Q2008	3Q2007	% Change
Total Accounts	107	90	19%
Customer Equity (in billions) *	$ 9.4	$ 8.3	13%

Cleared DARTs	338	228	48%
Total Customer DARTs	377	270	40%

(in $'s, except DART per account)
Commission per DART	$ 4.21	$ 4.58
DART per Avg. Account (Annualized)	814	652
Net Revenue per Avg. Account (Annualized)	$ 4,483	$ 4,344

* Excludes non-customers (i.e., officers, directors and affiliated parties)

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

(UNAUDITED)

		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2008	2007	2008	2007
		(in millions)
Market Making	Net revenues	$ 359.7	$ 329.5	$ 1,034.7	$ 752.2
	Non-interest expenses	76.6	84.4	228.7	236.6

	Income before income taxes	$ 283.1	$ 245.1	$ 806.0	$ 515.6

	Pre-tax profit margin	79%	74%	78%	69%

Electronic Brokerage	Net revenues	$ 134.6	$ 111.7	$ 387.1	$ 307.0
	Non-interest expenses	70.7	55.4	206.1	171.2

	Income before income taxes	$ 63.9	$ 56.3	$ 181.0	$ 135.8

	Pre-tax profit margin	47%	50%	47%	44%

Corporate*	Net revenues	$ 2.7	$ 3.9	($ 1.0)	$ 11.5
	Non-interest expenses	2.3	(2.6)	5.3	(0.0)

	Income before income taxes	$ 0.4	$ 6.5	($ 6.3)	$ 11.5

Total	Net revenues	$ 497.0	$ 445.1	$ 1,420.8	$ 1,070.7
	Non-interest expenses	149.6	137.2	440.1	407.8

	Income before income taxes
	and minority interest	$ 347.4	$ 307.9	$ 980.7	$ 662.9

	Pre-tax profit margin	70%	69%	69%	62%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	Actual	Actual	Actual	Pro forma
	2008	2007	2008	2007
	(in millions, except share and per share data)
Revenues:
Trading gains	$ 361.4	$ 289.2	$ 1,006.0	$ 638.3
Commissions and execution fees	98.2	69.5	271.9	186.1
Interest income	101.1	207.6	373.8	597.2
Other income	7.1	21.6	55.6	68.9

Total revenues	567.8	587.9	1,707.3	1,490.5

Interest expense	70.8	142.8	286.5	419.8

Total net revenues	497.0	445.1	1,420.8	1,070.7

Non-interest expenses:
Execution and clearing	82.9	85.1	244.0	256.7
Employee compensation and benefits	39.5	31.0	119.4	92.7
Occupancy, depreciation and amortization	10.5	6.7	27.6	19.1
Communications	4.8	4.1	13.4	11.0
General and administrative	11.9	10.3	35.7	28.3

Total non-interest expenses	149.6	137.2	440.1	407.8

Income before income taxes and minority interest	347.4	307.9	980.7	662.9

Income tax expense	32.4	27.3	94.4	48.2
Minority interest	287.8	258.4	813.6	569.4

Net income	$ 27.2	$ 22.2	$ 72.7	$ 45.3

Earnings per share
Basic	$ 0.67	$ 0.55	$ 1.80	$ 1.13
Diluted	$ 0.65	$ 0.53	$ 1.76	$ 1.10

Weighted average common shares outstanding
Basic	40,602,515	40,142,196	40,386,579	40,142,196
Diluted	399,112,085	401,315,481	400,180,439	401,317,851

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30,	December 31,
	2008	2007
	(in millions)
Assets
Cash and cash equivalents	$ 471.0	$ 521.8
Cash and securities - segregated for regulatory purposes	5,276.6	5,232.6
Securities borrowed	4,705.9	6,862.0
Trading assets, at fair value	13,735.4	16,857.5
Receivables from customers, net of allowance	1,920.0	1,916.1
Receivables from brokers, dealers and clearing organizations	2,253.1	2,484.2
Other assets	989.6	667.9
Total assets	$ 29,351.6	$ 34,542.1

Liabilities and stockholders' equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$ 11,400.1	$ 14,315.9
Securities loaned	2,230.6	4,968.9
Short-term borrowings	940.7	1,415.7
Other payables:
Customers	6,997.9	7,630.7
Brokers, dealers and clearing organizations	2,532.8	1,568.6
Other payables	628.1	608.0
	10,158.8	9,807.3
Senior notes payable and senior secured credit facility	481.7	460.5
Minority interest	3,647.5	3,165.4
Stockholders' equity	492.2	408.4
Total liabilities and stockholders' equity	$ 29,351.6	$ 34,542.1

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NINE MONTHS ENDED SEPTEMBER 30, 2007 PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Nine Months Ended September 30, 2007
	Historical	Adjustments	Pro Forma(1)
Statement of income data:	(in millions, except share and per share data)
Revenues:
Trading gains	$ 638.3	-	$ 638.3
Commissions and execution fees	186.1	-	186.1
Interest income	597.2	-	597.2
Other income	68.9	-	68.9

Total revenues	1,490.5	-	1,490.5

Interest expense	419.8	-	419.8

Total net revenues	1,070.7	-	1,070.7

Non-interest expenses:
Execution and clearing	256.7	-	256.7
Employee compensation and benefits	92.7	-	92.7
Occupancy, depreciation and amortization	19.1	-	19.1
Communications	11.0	-	11.0
General and administrative(2)	28.3	-	28.3

Total non-interest expenses	407.8	-	407.8

Income before income taxes and minority interest	662.9	-	662.9
Income tax expense(3),(4)	28.1	20.1	48.2
Minority interest(5)	-	(569.4)	(569.4)

Net income	$ 634.8	($ 589.5)	$ 45.3

Earnings per share(6)
Basic			$ 1.13
Diluted			$ 1.10

Weighted average common shares outstanding
Basic			40,142,196
Diluted			401,317,851

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Because the Company began its public reporting during 2007, the Pro Forma Consolidated Statement of Income is necessary to present 2007 and 2008 results on a comparative basis.

Represents adjustments to reflect the following:
(1)

The unaudited pro forma consolidated statement of income for the nine month period ended September 30, 2007 gives pro forma effect to the recapitalization, and the consummation of our initial public offering and our application of the net proceeds from the offering to purchase membership interests in IBG LLC from IBG Holdings as though such transactions had occurred on January 1, 2007. Pro forma earnings per share calculations include (i) restricted shares of Common Stock that have been issued or are to be issued pursuant to the 2007 ROI Unit Stock Plan and (ii) issuance of restricted shares of Common Stock pursuant to the 2007 Stock Incentive Plan, but excludes shares of Common Stock that are issuable in the future pursuant to the 2007 Stock Incentive Plan.

(2)	Adjusted for Delaware franchise taxes, $0.165 million annually.

(3)

The income tax adjustment of $20.1 million for the nine month period ended September 30, 2007 represents the sum of the incremental current and deferred income tax expense for this period (referenced in note 4 below).

(4)

Subsequent to the IPO, additional deferred income tax expense is $25.4 million, calculated on a straight line basis, resulting from the amortization of the deferred tax asset of $380.8 million arising from the acquisition of the 10.3% member interest in IBG LLC (see note 3 above) over 15 years. Of this amount, $13.1 million would have been amortizable for the nine month period ended September 30, 2007, under current tax law. This additional deferred income tax expense is, however, fully offset by reduced current income tax expense in calculating the total provision for income taxes.

(5)

Adjusted for the approximate 89.7% interest in IBG LLC that IBG Holdings LLC holds arising from the Recapitalization and the IPO, including initial share issuances pursuant to employee equity incentive plans (see note 1 above). The adjustment is equal to approximately 89.7% of IBG LLC’s total net income for the period presented.

(6)

Basic earnings per share were calculated based on 40.1 million shares of Common Stock and 100 shares of Class B common stock outstanding. Diluted earnings per share were calculated based on an assumed purchase by us of all remaining IBG LLC membership interests held by IBG Holdings LLC and the issuance by us of 360 million shares of Common Stock, resulting in a total of 401.3 million shares deemed outstanding as of the beginning of the period. There is no impact on earnings per share for such purchase and issuance because 100% of net income before minority interest would be available to common stockholders as IBG Holdings LLC would no longer hold a minority interest. Therefore, the net income utilized to calculate diluted earnings per share would be $440 million for the nine month period ended September 30, 2007.

Diluted weighted average common shares outstanding include 1.2 million shares of Common Stock to be issued pursuant to the 2007 ROI Unit Stock Plan. Shares of Common Stock to be issued in connection with the 2007 Stock Incentive Plan have been excluded from diluted weighted average common shares outstanding because such shares are non-dilutive.